UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2013

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments

PIMCO Corporate & Income Strategy Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 30.3%
$447	American Home Mortgage Assets Trust, 0.42%, 9/25/46, CMO (j)	$47,271
280	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	217,675
	Banc of America Funding Trust, CMO,
6,017	6.00%, 3/25/37	5,307,357
719	6.00%, 7/25/37	550,965
	Banc of America Mortgage Trust, CMO,
4,700	5.50%, 11/25/35	4,620,215
446	6.50%, 9/25/33	460,872
2,500	BCAP LLC Trust, 5.437%, 3/26/37, CMO (a)(c)(j)	703,533
	Bear Stearns ALT-A Trust, CMO (j),
1,771	2.751%, 9/25/35	1,364,333
2,488	2.888%, 11/25/36	1,640,822
1,654	3.396%, 8/25/36	1,121,073
	Chase Mortgage Finance Trust, CMO,
25	2.875%, 12/25/35 (j)	22,616
2,075	6.00%, 7/25/37	1,854,622
3,160	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	3,201,109
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
2,122	5.306%, 8/25/35	2,051,976
785	5.466%, 4/25/37	680,449
9,734	CitiMortgage Alternative Loan Trust, 5.75%, 5/25/37, CMO	8,132,433
5,901	CitiMortgage Alternative Loan Trust, 6.00%, 1/25/37, CMO	4,948,470
5,289	CitiMortgage Alternative Loan Trust, 6.00%, 6/25/37, CMO	4,384,676
	Countrywide Alternative Loan Trust, CMO,
725	5.50%, 3/25/35	647,838
327	5.50%, 3/25/36	250,245
4,012	5.50%, 5/25/36	2,776,092
937	5.75%, 1/25/35	890,101
1,065	5.75%, 2/25/35	999,867
1,701	5.75%, 3/25/37	1,346,366
874	6.00%, 2/25/35	875,592
2,249	6.00%, 4/25/36	1,872,125
3,013	6.00%, 2/25/37	2,183,670
2,598	6.00%, 4/25/37	2,040,885
983	6.00%, 7/25/37	871,667
2,168	6.00%, 8/25/37	1,430,607
2,975	6.25%, 12/25/36 (j)	2,376,718
1,003	6.50%, 8/25/36	728,450
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
602	2.649%, 9/20/36 (j)	398,059
1,468	5.50%, 10/25/35	1,428,089
1,984	5.75%, 3/25/37	1,745,956
1,308	6.00%, 2/25/37	1,207,089
1,181	6.00%, 3/25/37	1,070,004
377	6.00%, 4/25/37	341,142
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
3,018	5.863%, 2/25/37 (j)	1,782,967
1,169	6.00%, 2/25/37	1,037,364
2,887	6.00%, 6/25/37	2,559,589
2,773	6.75%, 8/25/36	2,068,169
1,677	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	1,384,729
10,987	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	9,571,044
	GSR Mortgage Loan Trust, CMO,
1,230	2.541%, 8/25/34 (j)	1,090,338
2,422	5.084%, 11/25/35 (j)	2,363,231
487	5.50%, 5/25/36	444,453
7,228	6.00%, 2/25/36	6,646,264
4,503	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	2,662,270
	JPMorgan Alternative Loan Trust, CMO,
3,727	5.475%, 3/25/37 (j)	2,680,316
2,500	6.31%, 8/25/36	1,838,744
	JPMorgan Mortgage Trust, CMO,
7,557	2.814%, 2/25/36 (j)	6,383,472
1,682	4.533%, 1/25/37 (j)	1,393,555
2,736	5.00%, 3/25/37	2,425,471
216	5.75%, 1/25/36	197,519
569	6.00%, 8/25/37	499,349
	Lehman Mortgage Trust, CMO,
1,879	6.00%, 7/25/36	1,451,077
604	6.00%, 7/25/37	514,042

PIMCO Corporate & Income Strategy Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$3,333	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	$2,384,390
1,287	Merrill Lynch Mortgage Investors Trust, 3.008%, 3/25/36, CMO (j)	875,561
	Morgan Stanley Mortgage Loan Trust, CMO,
5,544	5.091%, 5/25/36 (j)	4,195,099
4,369	6.00%, 2/25/36	4,045,133
8,634	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	5,980,246
	Residential Accredit Loans, Inc., CMO,
779	0.42%, 5/25/37 (j)	117,143
1,075	6.00%, 6/25/36	836,442
4,489	6.00%, 8/25/36	3,515,628
3,677	6.00%, 9/25/36	2,518,283
4,849	6.00%, 12/25/36	3,691,051
1,935	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	1,980,271
	Residential Asset Securitization Trust, CMO,
1,314	6.00%, 2/25/36	1,041,672
849	6.00%, 9/25/36	535,428
2,717	6.00%, 3/25/37	2,024,124
3,831	6.00%, 5/25/37	3,500,668
4,026	6.25%, 9/25/37	2,845,758
	Residential Funding Mortgage Securities I, CMO,
1,877	6.00%, 1/25/37	1,655,136
2,266	6.25%, 8/25/36	2,074,015
372	6.50%, 3/25/32	392,229
841	Sequoia Mortgage Trust, 2.56%, 2/20/47, CMO (j)	704,288
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
5,421	5.104%, 5/25/36	4,507,355
4,578	5.143%, 1/25/36	3,570,691
2,493	5.27%, 7/25/35	2,164,639
1,807	5.432%, 7/25/36	1,617,625
5,655	5.447%, 11/25/36	4,408,432
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
1,694	5.413%, 4/25/37	1,377,295
907	5.807%, 2/25/37	745,567
14,453	Thornburg Mortgage Securities Trust, 5.75%, 6/25/47, CMO (j)	13,220,974
15,479	WaMu Commercial Mortgage Securities Trust, 5.799%, 3/23/45, CMO (a)(b)(c)(h)(j) (acquisition cost - $16,030,937; purchased 6/18/13)	15,982,563
	WaMu Mortgage Pass-Through Certificates, CMO (j),
942	2.309%, 7/25/37	712,482
645	2.651%, 9/25/36	526,142
2,880	4.925%, 7/25/37	2,591,166
1,636	4.949%, 2/25/37	1,487,960
2,126	6.083%, 10/25/36	1,747,689
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
287	0.929%, 4/25/47 (j)	13,060
989	1.003%, 5/25/47 (j)	89,444
3,825	6.00%, 10/25/35	3,083,559
1,427	6.00%, 6/25/37	1,173,767
1,819	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,684,057
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
204	2.618%, 5/25/36 (j)	185,666
1,087	2.692%, 7/25/36 (j)	963,458
516	2.71%, 4/25/36 (j)	469,236
9,158	2.83%, 8/25/36 (j)	8,468,494
1,205	5.616%, 10/25/36 (j)	1,130,033
1,257	6.00%, 7/25/37	1,211,145
Total Mortgage-Backed Securities (cost-$224,914,585)		233,830,056

CORPORATE BONDS & NOTES - 29.4%
Airlines - 1.0%
1,569	American Airlines Pass-Through Trust, 10.375%, 1/2/21	1,670,934
1,618	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,807,592
3,670	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	4,175,186
		7,653,712
Auto Manufacturers - 0.3%
1,500	Ford Motor Co., 9.98%, 2/15/47	2,099,587

Banking - 16.6%
	Ally Financial, Inc.,
1,800	2.475%, 12/1/14 (j)	1,806,455
528	6.00%, 3/15/19 - 9/15/19	521,402
492	6.05%, 8/15/19	491,020
659	6.125%, 10/15/19	643,406
348	6.15%, 9/15/19 - 10/15/19	342,681
10	6.20%, 4/15/19	10,015
709	6.25%, 12/15/18 - 5/15/19	697,550
620	6.30%, 8/15/19	620,808
158	6.40%, 12/15/18	154,654
2,460	6.50%, 2/15/16 - 5/15/19	2,432,949
78	6.60%, 5/15/18	78,109
1,246	6.65%, 6/15/18 - 10/15/18	1,240,258

PIMCO Corporate & Income Strategy Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$1,431	6.70%, 6/15/18 - 12/15/19	$1,413,798
1,403	6.75%, 8/15/16 - 6/15/19	1,382,008
817	6.80%, 9/15/18 - 10/15/18	814,661
30	6.85%, 5/15/18	29,701
80	6.875%, 7/15/18	78,793
453	6.90%, 6/15/17 - 8/15/18	453,473
4,000	7.00%, 8/15/16 - 11/15/23	3,992,035
1,878	7.05%, 3/15/18 - 4/15/18	1,874,011
105	7.125%, 10/15/17	105,162
291	7.15%, 6/15/16 - 9/15/18	290,678
2,434	7.25%, 9/15/17 - 3/15/25	2,429,410
288	7.30%, 12/15/17 - 1/15/18	288,459
12,861	7.375%, 11/15/16 - 4/15/18	12,884,435
20	7.40%, 12/15/17	20,032
1,284	7.50%, 12/31/13 - 12/15/17	1,314,142
2,000	8.30%, 2/12/15	2,162,500
£15,500	Barclays Bank PLC, 14.00%, 6/15/19 (f)	31,652,489
$1,000	BBVA U.S. Senior s.A.u., 4.664%, 10/9/15	1,032,697
5,000	BPCE S.A., 12.50%, 9/30/19 (a)(c)(f)	6,231,250
	CIT Group, Inc. (a)(c),
1,400	4.75%, 2/15/15	1,449,000
700	5.25%, 4/1/14	715,750
	LBG Capital No. 1 PLC,
€300	7.375%, 3/12/20	407,227
£100	7.588%, 5/12/20	158,857
200	7.867%, 12/17/19	318,702
400	7.869%, 8/25/20	641,663
$7,800	8.00%, 6/15/20 (a)(c)(f)	7,954,853
8,500	8.50%, 12/17/21 (a)(c)(f)	8,677,948
£300	11.04%, 3/19/20	534,918
	LBG Capital No. 2 PLC,
€400	8.875%, 2/7/20	574,498
£3,100	9.125%, 7/15/20	5,126,063
500	9.334%, 2/7/20	835,932
	Royal Bank of Scotland Group PLC (f),
$1,000	6.99%, 10/5/17 (a)(c)	980,000
3,600	7.648%, 9/30/31	3,456,000
19,100	Wachovia Capital Trust III, 5.57%, 9/3/13 (f)	18,694,125
		128,014,577
Chemicals - 0.8%
6,000	Perstorp Holding AB, 8.75%, 5/15/17 (a)(c)	6,210,000

Diversified Financial Services - 4.7%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,805,500
17,000	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	18,168,750
	International Lease Finance Corp.,
1,500	5.65%, 6/1/14	1,543,125
2,900	6.75%, 9/1/16 (a)(c)	3,204,500
2,300	8.625%, 9/15/15	2,555,875
	SLM Corp.,
200	5.00%, 10/1/13	201,250
300	5.05%, 11/14/14	310,500
1,000	6.25%, 1/25/16	1,068,750
	Springleaf Finance Corp.,
€1,500	4.125%, 11/29/13	1,995,525
$2,200	5.40%, 12/1/15	2,233,000
500	6.50%, 9/15/17	502,500
3,000	6.90%, 12/15/17	3,030,000
		36,619,275
Electric Utilities - 0.4%
4,300	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	107,040
2,200	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(c)	2,387,000
740	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a)(c)	658,600
		3,152,640
Healthcare-Services - 0.5%
3,600	HCA, Inc., 8.50%, 4/15/19	3,906,000

Insurance - 0.9%
3,400	AIG Life Holdings, Inc., 7.57%, 12/1/45 (a)(b)(c)(h) (acquisition cost - $3,885,360; purchased 7/26/11 - 1/23/13)	3,986,500
	American International Group, Inc.,
1,400	8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,718,500

£500	8.625%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost - $820,199; purchased 5/7/12)	894,115
6,599,115

PIMCO Corporate & Income Strategy Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
Lodging - 0.4%
$2,093	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(c)	$2,820,265

Media - 1.7%
	DISH DBS Corp.,
6,400	6.625%, 10/1/14	6,720,000
6,000	7.00%, 10/1/13	6,055,500
		12,775,500
Miscellaneous Manufacturing - 0.3%
2,300	Bombardier, Inc., 4.25%, 1/15/16 (a)(c)	2,397,750

Telecommunications - 1.8%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,679,439
5,360	Qwest Corp., 7.20%, 11/10/26	5,428,147
		14,107,586
Total Corporate Bonds & Notes (cost-$211,907,940)		226,356,007

U.S. GOVERNMENT AGENCY SECURITIES (b)- 12.0%
	Fannie Mae, IO,
36,088	2.50%, 5/25/28, CMO,	3,956,598
100,360	3.00%, 5/25/32 - 2/25/43, CMO,	18,885,858
56,048	3.50%, 10/25/41 - 2/25/43, CMO,	9,612,385
32,189	4.50%, 1/25/43, CMO,	8,683,613
7,636	6.01%, 6/25/42, CMO, (j)	1,560,432
8,274	6.06%, 8/25/41, CMO, (j)	1,897,977
3,639	6.41%, 4/25/41, CMO, (j)	843,866
53,200	6.478%, 1/25/18 (e)(j)	7,542,482
	Freddie Mac, CMO, IO,
115,396	3.00%, 3/15/27 - 12/15/42	18,012,641
63,966	3.50%, 12/15/26 - 1/15/43	11,957,983
9,347	4.50%, 10/15/42	2,195,406
11,542	6.459%, 5/15/41 (j)	2,669,586
	Ginnie Mae, CMO, IO,
15,075	3.50%, 1/20/42 - 3/20/43	2,340,763
11,678	4.00%, 5/16/42 - 8/16/42	2,064,063
Total U.S. Government Agency Securities (cost-$88,563,190)		92,223,653

SOVEREIGN DEBT OBLIGATIONS - 6.5%
Brazil - 6.4%
BRL160,000	Brazil Letras do Tesouro Nacional, zero coupon, 1/1/17	49,298,249

Spain - 0.1%
€700	Autonomous Community of Catalonia, 3.875%, 9/15/15	927,427
Total Sovereign Debt Obligations (cost-$51,213,303)		50,225,676

ASSET-BACKED SECURITIES - 3.6%
$458	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	378,291
	Countrywide Asset-Backed Certificates (j),
3,615	5.526%, 7/25/36	3,664,863
11,100	5.553%, 10/25/46	9,122,901
2,104	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (j)	2,162,086
2,057	GSAA Home Equity Trust, 6.295%, 6/25/36	1,143,522
8,400	JPMorgan Mortgage Acquisition Corp., 4.905%, 1/25/37	5,868,534
2,594	Mid-State Trust IV, 8.33%, 4/1/30	2,742,770
1,620	Mid-State Trust VII, 6.34%, 10/15/36	1,710,564
1,229	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	930,617
Total Asset-Backed Securities (cost-$28,003,877)		27,724,148

MUNICIPAL BONDS - 2.5%
California - 1.7%
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,342,086
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,897,956
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	6,739,106
		12,979,148
Louisiana - 0.2%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	936,776

PIMCO Corporate & Income Strategy Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$820	8.55%, 12/1/34	$971,159
		1,907,935
Texas - 0.6%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	4,645,800
Total Municipal Bonds (cost-$19,594,029)		19,532,883

Shares
PREFERRED STOCK - 0.4%
Diversified Financial Services - 0.4%
120,000	Citigroup Capital XIII, 7.875%, 10/30/40 (i) (cost-$3,428,400)	3,300,000

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 15.3%
Repurchase Agreements - 10.0%
$16,600	Barclays Capital, Inc., dated 7/31/13, 0.09%, due 8/1/13, proceeds $16,600,042; collateralized by U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25, valued at $17,160,155 including accrued interest	16,600,000
11,000	Citigroup Global Markets, Inc., dated 7/31/13, 0.10% - 0.11%, due 8/1/13, proceeds $11,000,032; collateralized by Freddie Mac, 1.62%, due 11/21/19, valued at $5,639,901 and U.S. Treasury Notes, 0.25%, due 6/30/14, valued at $5,617,245 including accrued interest	11,000,000
47,000	JPMorgan Chase & Co., dated 7/31/13, 0.10%, due 8/1/13, proceeds $47,000,131; collateralized by U.S. Treasury Notes, 1.00%, due 3/31/17, valued at $48,006,485 including accrued interest	47,000,000
2,380	State Street Bank and Trust Co., dated 7/31/13, 0.01%, due 8/1/13, proceeds $2,380,001; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $2,429,385 including accrued interest	2,380,000
Total Repurchase Agreements (cost-$76,980,000)		76,980,000

Mexico Treasury Bill - 2.9%
MXN287,500	Mexico Cetes, 3.924%, 10/3/13 (k) (cost-$22,831,018)	22,357,602

U.S. Treasury Obligations (g)(k)- 2.4%
$18,831	U.S. Treasury Bills, 0.035%-0.122%, 8/8/13-5/1/14 (cost-$18,827,792)	18,827,792
Total Short-Term Investments (cost-$118,638,810)		118,165,394

Total Investments (cost-$746,264,134) (l)-100.0%		$771,357,817

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $67,059,127, representing 8.7% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $7,649,522, representing 1.0% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $20,736,496. The aggregate value is $20,863,178, representing 2.7% of total investments.

(i)	Dividend rate is fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)

At July 31, 2013, the cost basis of portfolio securities of $746,264,134 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $34,297,931; gross unrealized depreciation was $9,204,248; and net unrealized appreciation was $25,093,683.

(m)	Interest rate swap agreements outstanding at July 31, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Appreciation (Depreciation)
Citigroup	$132,700	11/20/18	3-Month USD-LIBOR	2.05%	$585,632	$(241,198)	$826,830
Deutsche Bank	101,700	11/20/18	3-Month USD-LIBOR	2.05%	448,822	(179,835)	628,657
Goldman Sachs	100,000	9/5/18	3-Month USD-LIBOR	1.60%	136,691	13,914	122,777
Goldman Sachs	400,000	9/5/18	3-Month USD-LIBOR	1.65%	(546,192)	118,368	(664,560)
JPMorgan Chase	274,000	9/5/18	3-Month USD-LIBOR	1.65%	(374,142)	250,687	(624,829)
Morgan Stanley	254,000	11/20/18	3-Month USD-LIBOR	2.05%	1,120,951	(271,795)	1,392,746
Morgan Stanley	111,200	7/31/20	3-Month USD-LIBOR	1.85%	(2,568,445)	147,980	(2,716,425)
					$(1,196,683)	$(161,879)	$(1,034,804)

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Goldman Sachs (CME)	$71,500	6/19/43	2.75%	3-Month USD-LIBOR	$11,986,893	$6,946,083

(n)	Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
59,159,700 Brazilian Real settling 8/2/13	Barclays Bank	$27,000,000	$25,931,882	$(1,068,118)
59,159,700 Brazilian Real settling 8/2/13	HSBC Bank	25,830,546	25,931,882	101,336
25,968,000 British Pound settling 8/2/13	Barclays Bank	39,679,104	39,503,829	(175,275)
772,000 British Pound settling 8/2/13	Citigroup	1,166,488	1,174,405	7,917
3,550,000 British Pound settling 8/2/13	Royal Bank of Scotland	5,357,696	5,400,439	42,743
327,000 Canadian Dollar settling 9/23/13	Citigroup	320,480	317,967	(2,513)
2,978,000 Euro settling 8/2/13	Barclays Bank	3,935,129	3,961,782	26,653
139,166,000 Mexican Peso settling 9/18/13	Barclays Bank	11,035,899	10,846,984	(188,915)
64,958,000 Mexican Peso settling 9/18/13	Goldman Sachs	5,023,044	5,063,007	39,963
39,737,000 Mexican Peso settling 9/18/13	JPMorgan Chase	3,162,968	3,097,212	(65,756)
Sold:
59,159,700 Brazilian Real settling 8/2/13	Barclays Bank	25,830,546	25,931,882	(101,336)
59,159,700 Brazilian Real settling 8/2/13	HSBC Bank	26,463,744	25,931,882	531,862
30,290,000 British Pound settling 8/2/13	Barclays Bank	46,588,443	46,078,673	509,770
25,968,000 British Pound settling 9/3/13	Barclays Bank	39,670,015	39,494,740	175,275
2,978,000 Euro settling 9/3/13	Barclays Bank	3,935,606	3,962,199	(26,593)
2,978,000 Euro settling 8/2/13	Citigroup	3,894,200	3,961,782	(67,582)
4,590,000 Mexican Peso settling 9/18/13	Deutsche Bank	352,377	357,757	(5,380)
464,738,589 Mexican Peso settling 10/3/13	Deutsche Bank	36,872,309	36,174,352	697,957
13,061,726 Mexican Peso settling 9/18/13	JPMorgan Chase	1,057,887	1,018,067	39,820
				$471,828

(o)

At July 31, 2013, the Fund held $2,535,000 in cash as collateral and pledged cash collateral of $5,878,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)

The weighted average daily balance of reverse repurchase agreements during the nine months ended July 31, 2013 was $20,338,573, at a weighted average interest rate of 0.61%. There were no open reverse repurchase agreements at July 31, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended July 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at July 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$217,847,493	$15,982,563	$233,830,056
Corporate Bonds & Notes:
Airlines	—	—	7,653,712	7,653,712
Electric Utilities	—	2,387,000	765,640	3,152,640
All Other	—	215,549,655	—	215,549,655
U.S. Government Agency Securities	—	84,681,171	7,542,482	92,223,653
Sovereign Debt Obligations	—	50,225,676	—	50,225,676
Asset-Backed Securities	—	27,724,148	—	27,724,148
Municipal Bonds	—	19,532,883	—	19,532,883
Preferred Stock	3,300,000	—	—	3,300,000
Short-Term Investments	—	118,165,394	—	118,165,394
	3,300,000	736,113,420	31,944,397	771,357,817
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	2,173,296	—	2,173,296
Interest Rate Contracts	—	9,917,093	—	9,917,093
	—	12,090,389	—	12,090,389
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(1,701,468)	—	(1,701,468)
Interest Rate Contracts	—	(4,005,814)	—	(4,005,814)
	—	(5,707,282)	—	(5,707,282)
Totals	$3,300,000	$742,496,527	$31,944,397	$777,740,924

At July 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$591,933	$16,030,937	$(150,514)	$84,071	$(103,965	)†	$233,634	—	$(703,533)	$15,982,563
Corporate Bonds & Notes:
Airlines	7,502,811	2,323,436	(2,162,581)	(4,016)	51,444		(57,382)	—	—	7,653,712
Electric Utilities	215,000	—	—	—	—		(107,960)	$658,600	—	765,640
U.S. Government Agency Securities:
Fannie Mae	—	7,606,908	—	—	—		(64,426)	—	—	7,542,482
Totals	$8,309,744	$25,961,281	$(2,313,095)	$80,055	$(52,521)		$3,866	$658,600	$(703,533)	$31,944,397

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2013:

	Ending Balance	Valuation	Unobservable	Input
	at 7/31/13	Techniques Used	Inputs	Values
Investment in Securities — Assets
Mortgage-Backed Securities	$15,982,563	Third-Party pricing vendor	Single Broker Quote	$103.25
Corporate Bonds & Notes	8,312,312	Third-Party pricing vendor	Single Broker Quote	$89.00-$113.75
	107,040	Benchmark pricing	Security Price Reset	$2.49
U.S. Government Agency Securities	7,542,482	Benchmark pricing	Security Price Reset	$14.18

† Relates to paydown shortfall.

* Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

*** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2013 was $(197,357).

Glossary:

BRL -	Brazilian Real
£ -	British Pound
CME -	Chicago Mercantile Exchange
CMO -	Collateralized Mortgage Obligation
CP -	Certificates of Participation
€ -	Euro
FRN -	Floating Rate Note
GO -	General Obligation Bond
IO -	Interest Only
LIBOR -	London Inter-Bank Offered Rate
MXN -	Mexican Peso
OTC -	Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Strategy Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer
Date:	September 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date:	September 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer
Date:	September 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date:	September 19, 2013